UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
           Date of report (earliest event reported): December 28, 2005

                               SEA CONTAINERS LTD.
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             (Exact name of registrant as specified in its charter)

                   1-7560                                98-0038412
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          (Commission file number)                    (I.R.S. Employer
                                                     Identification No.

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
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               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
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              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02     Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers.

         At a meeting of the registrant's board of directors held on December 28, 2005, Robert MacKenzie was appointed President and Chief Executive Officer of the registrant effective January 4, 2006. He will be nominated for election to the registrant's board of directors at the 2006 annual general meeting of the registrant's shareholders, which is scheduled to be held in June. James B. Sherwood, the founder of the registrant's predecessor company in 1965, will remain as Chairman of the Board of the registrant in a non-executive capacity.

         Mr. MacKenzie, age 53, is a British national and a chartered accountant. His recent career has encompassed being Group Finance Director of BET plc 1991-1994 (a conglomerate of businesses engaged in services, distribution and equipment leasing principally in Europe), Chief Executive and then Chairman of National Parking Corporation 1995-1999 (operator of parking facilities, bus services and emergency roadside repair services in Britain), and Chairman of PHS Group plc 2000-2005 (provider of workplace support services in Britain), and most recently he was a senior advisor to the Texas Pacific Group (a private equity investment firm).

         As previously reported, since November 25, 2005, Ian C. Durant served as the registrant's interim Chief Executive Officer. He is resuming his position as the registrant's Senior Vice President - Finance and Chief Financial Officer.

         The registrant and Mr. MacKenzie have entered into a three-year employment agreement, which provides for extension thereafter by mutual consent. Principal terms of Mr. MacKenzie's agreement include (i) annual salary of (pound)750,000 (U.S.$1.3 million) inclusive of all benefits, (ii) guaranteed bonus of (pound)250,000 (U.S.$430,000) in the first year with up to an additional (pound)250,000 at the Board's discretion, (iii) incentive arrangements to be agreed with the Board, and (iv)



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mutual six months' notice of termination. Mr. MacKenzie's employment agreement dated January 4, 2006 is being filed as an exhibit to this report, and is incorporated herein by reference.

         The registrant's January 5, 2006, news release announcing Mr. Sherwood's retirement as the registrant's President and Chief Executive officer, and Mr. MacKenzie's appointment as the registrant's President and Chief Executive Officer, is being filed as an exhibit to this report, and is incorporated herein by reference.



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ITEM 9.01     Financial Statements and Exhibits

              (c)     Exhibits
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                      99.1     Employment Agreement between the registrant and
                               Robert MacKenzie dated January 4, 2006.

                      99.2 News release of the registrant dated January 5, 2006, announcing appointment of Robert MacKenzie as President and Chief Executive Officer.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SEA CONTAINERS LTD.

                                       By: /s/ Edwin S. Hetherington
                                           -------------------------
                                             Edwin S. Hetherington
                                             Vice President, General Counsel and
                                                    Secretary
Date:  January 5, 2006